UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 28, 2007

NATIONAL INTERSTATE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	000-51130	34-1607394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Interstate Drive

Richfield, Ohio 44286-9000

(Address of principal executive offices including Zip Code)

(330) 659-8900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 28, 2007, National Interstate Insurance Agency, Inc., a wholly-owned subsidiary of National Interstate Corporation (the “Company”), entered into an amended and restated employee retention agreement with Mr. David W. Michelson, the Company’s Chief Executive Officer (the “Retention Agreement”), to replace an original agreement between the parties that was entered into on January 1, 1997 and amended on February 8, 2006. The amendments to the Retention Agreement were primarily in response to final regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), which governs the deferral of compensation. The amendments to comply with Section 409A are technical in nature and do not affect the amount of compensation or benefits provided under the Retention Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, effective January 1, 2008, the Company adopted amendments to the employment agreements between the Company and each of Mr. Alan R. Spachman, Chairman of the Board, and Mr. Michelson. The amendments were primarily in response to final regulations promulgated under Section 409A. The amendments to comply with Section 409A are technical in nature and do not affect the amount of compensation or benefits provided under the agreements.

In addition, as previously disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on November 20, 2007, the Company amended Mr. Michelson’s employment agreement to change Mr. Michelson’s base salary to $350,000 per year and to provide that Mr. Michelson will receive an annual bonus of at least $350,000 for 2008 as long as he remains employed by the Company through the end of 2008, subject to the terms and conditions of the Company’s Management Bonus Plan.

The amendments to the employment agreements became effective on January 1, 2008. Copies of the amendments are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Employee Retention Agreement between National Interstate Insurance Agency, Inc. and David W. Michelson, dated December 28, 2007.

10.2	Amendment to Employment and Non-Competition Agreement between National Interstate Corporation and Alan R. Spachman, effective January 1, 2008.

10.3	First Amendment to Employment and Non-Competition Agreement between National Interstate Corporation and David W. Michelson, effective January 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation

By:	/s/ Julie A. McGraw
Julie A. McGraw
Vice President and Chief Financial Officer

Date: January 4, 2008